DELAWARE(SM)
INVESTMENTS
-----------

DELAWARE BLUE CHIP FUND

Total Return

2000 SEMI-ANNUAL REPORT

(Total Return Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929

TABLE OF CONTENTS

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             5

Financial Statements

  Statement of Net Assets                                       6

  Statement of Operations                                       9

  Statements of Changes in
  Net Assets                                                   10

  Financial Highlights                                         11

  Notes to Financial
  Statements                                                   15

A Commitment To Our Investors

Experienced

o Our seasoned investment professionals average more than 15 years' experience.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined

o We follow strict investment policies and clear buy/sell guidelines.

o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

o We clearly articulate our investment policies and follow them consistently.

o Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $45 billion in assets as of June 30, 2000.

Comprehensive

o We offer more than 70 mutual funds in these asset classes.

   o Large-cap equity                o High-yield bonds
   o Mid-cap equity                  o Investment grade bonds
   o Small-cap equity                o Municipal bonds (23 single-state funds)
   o International equity            o International fixed-income
   o Balanced

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

July 10, 2000


Recap of Events - If markets had titles, the last six-month period would probably be called A Tale of Two Markets as investors experienced both the best of times and the worst of times. As the end of 1999 approached, the U.S. stock markets experienced a powerful rally led by shares of growth stocks in general and technology companies in particular.

That bull run persisted through February, 2000. Then in March, April and May, investor sentiment seemed to make an about-face. Fear of rising interest rates brought all of the major indexes down in an often swift retreat that negated many of those unprecedented gains. In most instances the high P/E momentum stocks that led the market on the way up also bore the brunt of the correction. At its lowest point, the tech-heavy Nasdaq Composite Index lost 37% from its peak. By comparison, Delaware Blue Chip Fund's benchmark, the Standard & Poor's 500 Index, had retreated approximately 11% from its high.

Delaware Blue Chip Fund returned 1.81% (Class A shares at net asset value with distributions reinvested) during the six-month period ended May 31, 2000. The Fund's benchmark, the S&P 500 Index returned 2.90% for the same period. True to its name, the Fund allocated a high percentage of its portfolio to companies with very large market capitalizations. These companies include large technology and growth companies, which were affected by the market's recent downturn.

Market Outlook - Delaware Blue Chip Fund's portfolio management maintains a cautiously optimistic stance going into the latter half of the Fund's fiscal year. Recent economic data suggests that the economy might be slowing. If a slowdown materializes, and impacts corporate earnings, it could have an influence on stock prices. But if the Federal Reserve manages to engineer another soft landing for the economy, the outlook could be bullish.


"IF THE FEDERAL RESERVE MANAGES TO ENGINEER ANOTHER SOFT LANDING FOR THE ECONOMY, THE OUTLOOK COULD BE BULLISH."


Total Return
For Period Ended May 31, 2000                                Six Months
--------------------------------------------------------------------------------
Delaware Blue Chip Fund Class A                                +1.81%
--------------------------------------------------------------------------------
Lipper Multi-Cap Core Funds Average (415 funds)                +6.38%

Standard & Poor's 500 Index                                    +2.90%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on page 5. The Lipper category represents the average returns of Multi-Cap Core Funds tracked by Lipper Analytical (Source:
Lipper Analytical Services, Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance does not guarantee future results.

In June, Paul Dokas took over as lead portfolio manager of Delaware Blue Chip Fund. Mr. Dokas, who joined Delaware in 1997, is a chartered financial analyst with expertise in asset allocation and quantitative research for global investments. He is Director of Delaware Management's structured research team. We are very excited to have Paul running the portfolio, and look forward to his contributions in further refining the quantitative investment model that is used to manage Delaware Blue Chip Fund. At present, investors can expect the Fund's process, style and risk/return characteristics to remain generally unchanged.

Thank you for your continued confidence in Delaware Investments. We look forward to the second half of 2000, and to seeing your Fund take advantage of new opportunities as they arise in the market.

Sincerely,


/s/ Wayne A. Stork                       /s/ David K. Downes
------------------------------------     --------------------------------------
Wayne A. Stork                           David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds




(Total Return Artwork)

PORTFOLIO MANAGEMENT REVIEW


J. Paul Dokas
Portfolio Manager
Delaware Management
July 10, 2000


The Fund's Results

Delaware Blue Chip Fund returned 1.81% for the six-month period ended
May 31, 2000 (Class A shares at net asset value with distributions reinvested). The Fund's unmanaged benchmark, the Standard & Poor's 500 Index, fared better, returning 2.90% for the same period.

The Fund fell short of its benchmark for the period primarily because it had a higher percentage of holdings in very large companies. As the Fund's name suggests, our focus is on the largest U.S. companies, generally those whose market capitalization is greater than $2.5 billion at the time we invest in them. Our selection process seeks out companies with an established history of profit growth and shareholder dividends. Large-cap companies were among the biggest underperformers during the retreat that hit the markets in early April.

This downslide followed a strong run-up for large technology and growth stocks, which had continued into January and February. At the outset of the Fund's six-month fiscal period, in a climate that strongly favored growth, the technology sector was outpacing the market. By the close of this period, events such as the U.S. Justice Department's ruling on Microsoft, had a profound negative impact on this sector.

Portfolio Highlights

In a market that has been difficult for investors seeking a high degree of growth, your Fund was buoyed by management's dynamic, bottom-up stock selection model. This model does not guess which sector will outperform, but rather seeks the best stocks within each sector.

Despite the sharp sell-off among technology stocks in April and May, a number of technology stocks in the portfolio were among the market leaders for the period December through May, 2000, including Intel and Symantec. Intel, a global computer chipmaker, and Symantec, a leading software vendor whose stock we've since sold from the portfolio, were the Fund's top performers.

Two other holdings -- CDW Computer Centers, a Fortune 1000 direct provider of computer solutions, and Oxford Health, a health plan provider serving employers in New York, New Jersey and Connecticut -- delivered earnings above analysts' expectations, causing the stocks to rally. These two stocks, in which we sold our positions at a profit in May, were also among the portfolio's top performers for the period.

In the consumer products sector, our holding of Procter & Gamble hurt the Fund's performance. P&G, which has historically delivered predictable earnings, announced that earnings would fall short of expectations after having previously stated they would be on target. This mixed message from the company prompted many investors to sell the stock, even though our selection model suggests that P&G is still a promising stock in its sector.

When using a quantitative stock selection model to identify the best companies in each sector, the definition of sectors is critical. Management continues to refine its model to accurately reflect sub-sectors that might move independently of the larger industry sector.

Outlook

The American economy, now in its tenth year of expansion, has continued to grow rapidly with relatively little inflation. Economic data released in early June, however, showed visible signs that the U.S. economy may finally be slowing. This came as welcome news on Wall Street, where hope is that the Federal Reserve will end its campaign of raising interest rates, intended to cool the economy and head off inflation. While we expect that a slowdown in the domestic economy may occur late in 2000, we believe that economic expansion in the rest of the world could produce strong earnings surprises for many of the large, global companies in which the Fund invests. A slower domestic economy should also bring about a welcome broadening of the market and its leading sectors.

We are confident that our disciplined, objective approach to selecting stocks with the potential for long-term captial appreciation positions us to take advantage of new opportunities as they arise in the markets.


(Total Return Artwork)

FUND BASICS

Fund Objective
The Fund seeks long-term capital
appreciation. Current income is a
secondary objective.

Total Fund Assets
$54.61 million

Number of Holdings
142

Fund Start Date
February 24, 1997

Your Fund Manager

J. Paul Dokas joined Delaware Investments in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corp. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a Chartered Financial Analyst.

Nasdaq Symbols
Class A  DEBAX
Class B  DEBBX
Class C  DEBCX

DELAWARE BLUE CHIP FUND PERFORMANCE

Average Annual Total Returns
Through May 31, 2000                      Lifetime   Three Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 2/24/97)
   Excluding Sales Charge                  +14.04%     +14.40%       +8.27%
   Including Sales Charge                  +11.99%     +12.17%       +2.05%
--------------------------------------------------------------------------------
Class B (Est. 2/24/97)
   Excluding Sales Charge                  +13.28%     +13.66%       +7.50%
   Including Sales Charge                  +12.58%     +12.88%       +2.50%
--------------------------------------------------------------------------------
Class C (Est. 2/24/97)
   Excluding Sales Charge                  +13.28%     +13.61%       +7.50%
   Including Sales Charge                  +13.28%     +13.61%       +6.50%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Blue Chip Fund during the period. Performance would have been lower if the expense limitation was not in effect.

The average annual total returns for the lifetime, three-year and one-year periods ended May 31, 2000 for Delaware Blue Chip Fund Institutional Class (est. 2/24/97) were +14.37%, +14.76% and +8.51%, respectively. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Nasdaq Symbol Institutional Class: DEBIX

Statement of Net Assets

DELAWARE BLUE CHIP FUND

                                                         Number of      Market
May 31, 2000 (Unaudited)                                   Shares       Value
--------------------------------------------------------------------------------
 Common Stock - 96.57%
 Aerospace & Defense - 1.30%
 B.F.Goodrich ..................................           5,855      $  207,853
 Boeing ........................................           6,600         257,813
 General Dynamics ..............................           2,800         165,375
 United Technologies ...........................           1,340          80,986
                                                                      ----------
                                                                         712,027
                                                                      ----------
 Automobiles & Auto Parts - 1.19%
 Ford Motor ....................................          13,335         647,581
                                                                      ----------
                                                                         647,581
                                                                      ----------
 Banking, Finance & Insurance - 14.78%
 AFLAC .........................................           4,700         242,931
 A.G. Edwards ..................................           9,600         335,400
 American International Group ..................           3,925         441,808
 Bank One ......................................           2,646          87,483
 Bank of America ...............................          18,745       1,041,519
 Countrywide Credit ............................           3,100          95,325
 Chase Manhattan ...............................           5,160         385,388
 Cigna .........................................           4,900         435,181
 Citigroup .....................................          13,710         852,591
 Comerica ......................................           2,855         144,534
 Dime Bancorp ..................................           5,100          93,075
 Federal National Mortgage .....................           3,800         228,475
 Fleet Boston Financial ........................           8,900         336,531
 Golden West Financial .........................           5,600         233,800
 Hartford Financial Services ...................           2,700         159,638
 J.P. Morgan ...................................           3,600         463,500
 Loews .........................................           1,500          98,813
 Merrill Lynch .................................           4,600         453,675
 Morgan Stanley Dean Witter ....................          11,700         841,669
 PNC Financial Services ........................          13,100         659,913
 Paine Webber ..................................           5,295         237,944
 Washington Mutual .............................           6,972         200,445
                                                                      ----------
                                                                       8,069,638
                                                                      ----------
 Business Services - 0.39%
 Deluxe ........................................           8,580         211,819
                                                                      ----------
                                                                         211,819
                                                                      ----------
 Cable, Media & Publishing - 3.80%
 Donnelley & Sons ..............................           7,900         195,031
 Gannett .......................................           7,300         472,675
 Knight-Ridder .................................           4,795         254,135
 McGraw-Hill ...................................           4,750         244,328
 New York Times ................................           6,600         253,275
 Omnicom Group .................................           4,400         369,325
 Time Warner ...................................           1,000          78,938
*Viacom ........................................           3,364         208,537
                                                                      ----------
                                                                       2,076,244
                                                                      ----------

                                                         Number of      Market
                                                           Shares       Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Chemicals - 1.26%
 Dow Chemical ....................................          3,035     $  324,935
 Englehard .......................................          8,700        151,706
 Lubrizol ........................................          9,100        210,438
                                                                      ----------
                                                                         687,079
                                                                      ----------
 Computers & Technology - 17.11%
*America Online ..................................         14,200        752,600
*Apple Computer ..................................          3,200        268,800
 Automatic Data Processing .......................          2,400        131,850
 Compaq Computer .................................          2,800         73,500
*Cisco Systems ...................................         32,200      1,835,400
 Computer Associates International ...............          4,300        221,450
*Compuware .......................................          6,600         67,238
*Dell Computer ...................................          4,000        172,500
*EMC .............................................          6,600        767,663
*Electronics Arts ................................          1,400         89,425
 Hewlett-Packard .................................          3,600        432,450
 International Business Machines .................          9,500      1,019,453
*Lexmark International ...........................          1,500        104,625
*Microsoft .......................................         21,100      1,320,069
*ORACLE ..........................................         13,500        970,313
*Opus360 .........................................            150            741
*Priceline.com ...................................          1,300         49,563
*Sun Microsystems ................................          7,700        590,013
 Xerox ...........................................          8,300        225,138
*Yahoo ...........................................          2,250        254,391
                                                                      ----------
                                                                       9,347,182
                                                                      ----------
 Consumer Products - 2.96%
 Avon Products ...................................          7,400        305,713
 Keebler Foods ...................................          5,800        210,250
 Minnesota Mining & Manufacturing ................          5,400        463,050
 Procter & Gamble ................................          3,830        254,695
 Tyco International ..............................          8,100        381,206
                                                                      ----------
                                                                       1,614,914
                                                                      ----------
 Electronics & Electrical Equipment - 12.95%
*Applied Materials ...............................          6,400        534,400
 Corning .........................................          1,800        348,188
 General Electric ................................         45,210      2,379,176
 Honeywell .......................................             46          2,516
 Intel ...........................................         19,800      2,467,575
 Motorola ........................................          5,097        477,844
*Solectron .......................................          5,400        178,538
 Texas Instruments ...............................          9,500        686,375
                                                                      ----------
                                                                       7,074,612
                                                                      ----------

                                                         Number of      Market
Delaware Blue Chip Fund                                    Shares       Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Energy - 5.85%
 BP Amoco ........................................          3,116     $  169,433
 Chevron .........................................          4,000        369,750
 Conoco - Class B ................................          6,300        179,550
 Exxon Mobil .....................................         12,100      1,008,081
 Kerr-McGee ......................................          7,100        423,781
 Murphy Oil ......................................          5,300        343,838
*Royal Dutch Petroleum ...........................          7,445        464,847
 Texaco ..........................................          4,070        233,771
                                                                      ----------
                                                                       3,193,051
                                                                      ----------
 Food, Beverage & Tobacco - 3.89%
 Bestfoods .......................................          3,800        245,100
 Coca Cola .......................................          2,020        107,818
 ConAgra .........................................         17,000        392,063
 General Mills ...................................          5,400        214,313
 Heinz (H.J.) ....................................         10,665        417,935
 Philip Morris ...................................         14,800        386,650
 Quaker Oats .....................................          4,900        360,456
                                                                      ----------
                                                                       2,124,335
                                                                      ----------
 Healthcare & Pharmaceuticals - 12.13%
 Allergan ........................................          4,000        274,750
 Amgen ...........................................          7,820        497,548
 Bausch & Lomb ...................................          2,200        152,900
 Bristol-Myers Squibb ............................         18,000        991,125
 Cardinal Health .................................          3,800        246,525
 Eli Lilly .......................................          2,400        182,700
 Johnson & Johnson ...............................          9,100        814,450
 Medtronic .......................................          5,524        285,177
 Merck & Company .................................         20,600      1,537,275
 Pharmacia .......................................             42          2,181
 Pfizer ..........................................         24,400      1,087,325
 Schering-Plough .................................          4,620        223,493
 Warner-Lambert ..................................          2,700        329,738
                                                                      ----------
                                                                       6,625,187
                                                                      ----------
 Industrial Machinery - 0.27%
 Caterpillar .....................................          3,900        149,175
                                                                      ----------
                                                                         149,175
                                                                      ----------
 Leisure, Lodging & Entertainment - 2.05%
 Carnival Cruise Lines ...........................          5,400        146,475
 Eastman Kodak ...................................          9,900        591,525
*Outback Steakhouse ..............................          4,050        122,766
 Walt Disney .....................................          6,100        257,344
                                                                      ----------
                                                                       1,118,110
                                                                      ----------
 Paper & Forest Products - 0.96%
 Georgia-Pacific .................................          3,600        117,900
 International Paper .............................          3,300        114,881
 Weyerhaeuser ....................................          5,900        292,788
                                                                      ----------
                                                                         525,569
                                                                      ----------

                                                         Number of      Market
                                                           Shares       Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Retail - 3.54%
 Albertson's ...................................           3,900     $   142,838
*CDW Computer Centers ..........................           1,600         187,175
 Home Depot ....................................          10,200         497,888
 Lowe's ........................................           2,900         135,031
 Sears .........................................           6,100         225,319
 Wal-Mart Stores ...............................          12,900         743,363
                                                                     -----------
                                                                       1,931,614
                                                                     -----------
 Telecommunications - 10.44%
 A T & T .......................................           9,100         315,656
 Alltel ........................................           2,700         176,681
 Bell Atlantic .................................          11,070         585,326
 BellSouth .....................................          17,530         818,432
 CenturyTel ....................................           2,950          79,650
 GTE ...........................................           8,835         558,814
 Lucent Technologies ...........................           9,600         550,800
 Nortel Networks ...............................           8,000         434,500
*Qualcomm ......................................           2,600         172,575
 SBC Communications ............................          15,392         672,438
 Sprint ........................................           3,400         205,700
 U.S.West ......................................           9,320         671,040
*Worldcom ......................................          12,300         462,788
                                                                     -----------
                                                                       5,704,400
                                                                     -----------
 Textiles, Apparel & Furniture - 0.13%
*Tommy Hilfiger ................................           9,830          69,424
                                                                     -----------
                                                                          69,424
                                                                     -----------
 Transportation & Shipping - 0.23%
 Delta Air Lines ...............................           2,400         123,450
                                                                     -----------
                                                                         123,450
                                                                     -----------
 Utilities - 1.34%
 Ameren ........................................           4,000         146,750
 Energy East ...................................           5,610         119,914
 General Public Utilities ......................           7,570         213,853
 PG&E ..........................................           6,500         168,594
 TXU ...........................................           2,280          81,510
                                                                     -----------
                                                                         730,621
                                                                     -----------
 Total Common Stock (cost $47,636,461) .........                     $52,736,032
                                                                     -----------

                                                         Principal      Market
Delaware Blue Chip Fund                                    Amount       Value
--------------------------------------------------------------------------------
Repurchase Agreements - 3.17%
With Chase Manhattan 6.33% 6/1/00
  (dated 5/31/00, collateralized by $596,000
  U.S. Treasury Notes 5.875% due 11/14/04,
  market value $577,177) ...............................   $566,000  $  566,000
With J.P. Morgan Securities 6.33% 6/1/00
  (dated 5/31/00, collateralized by $174,000 U.S.
  Treasury Notes 6.375% due 9/30/01, market value
  $175,380 and $225,000 U.S. Treasury Notes 6.50% due
  5/31/01, market value $223,855 and $35,000 U.S.
  Treasury Notes 6.50% due 8/31/01, market value
  $35,452 and and $157,000 U.S. Treasury Notes 6.625%
  due 6/30/01, market value 161,220) ...................    584,000     584,000
With PaineWebber 6.63% 6/1/00
  (dated 5/31/00, collateralized by $225,000
  U.S. Treasury Notes 5.00% due 4/30/01,
  market value $221,952 and $143,000
  U.S. Treasury Notes 6.25% due 1/31/02,
  market value $144,462 and $225,000
  U.S. Treasury Notes 7.25% due 5/15/04,
  market value $229,493) ...............................    584,000     584,000
                                                                    -----------
Total Repurchase Agreements
(cost $1,734,000) ......................................              1,734,000
                                                                    ===========
Total Market Value Of Securities - 99.74%
(cost $49,370,461) .....................................            $54,470,032
Receivables And Other Assets
Net of Liabilities - 0.26% .............................                139,672
                                                                    -----------
Net Assets Applicable To 4,253,032 Shares
  Outstanding - 100.00% ................................            $54,609,704
                                                                    ===========
Net Asset Value - Delaware Blue Chip
  A Class ($21,912,671 / 1,690,960 shares) .............                 $12.96
                                                                         ------
Net Asset Value - Delaware Blue Chip
  B Class ($28,733,991 / 2,252,667 shares) .............                 $12.76
                                                                         ------
Net Asset Value - Delaware Blue Chip
  C Class ($3,132,981 / 245,611 shares) ................                 $12.76
                                                                         ------
Net Asset Value - Delaware Blue Chip
  Instititutional Class
  ($830,061 / 63,794 shares) ...........................                 $13.01
                                                                         ------

----------------------
* Non-income producing security for the six months ended May 31, 2000.


--------------------------------------------------------------------------------
Components Of Net Assets at May 31, 2000:
Shares of beneficial interest (unlimited
  authorization - no par) ..............................            $49,019,913
Accumulated net investment loss ........................                (76,612)
Accumulated net realized gain on investments ...........                566,832
Net unrealized appreciation of investments .............              5,099,571
                                                                    -----------
Total net assets .......................................            $54,609,704
                                                                    ===========
Net Asset Value And Offering Price Per Share -
Delaware Blue Chip Fund
Net asset value A Class (A) ............................                 $12.96
Sales charge (5.75% of offering price, or 6.10%
  of amount invested per share) (B) ....................                   0.79
                                                                         ------
Offering price .........................................                 $13.75
                                                                         ======

----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations



Six Months Ended May 31, 2000 (Unaudited)                Delaware Blue Chip Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends                                                 $ 344,676
Interest                                                     50,249    $394,925
                                                          ---------
Expenses:
Distribution expense .................................      162,169
Management fees ......................................      156,607
Dividend disbursing and transfer agent fees and
  expenses ...........................................      131,642
Registration fees ....................................       20,025
Reports and statements to shareholders ...............       15,319
Accounting and administration ........................        7,922
Trustees' fees .......................................          739
Custodian fees .......................................          650
Professional fees ....................................          538
Taxes (other than taxes on income) ...................          496
Other ................................................        2,927
                                                          ---------
                                                            499,034
Less expenses absorbed or waived .....................      (26,542)
Less expenses paid indirectly ........................         (955)
                                                          ---------
Total expenses .......................................                  471,537
                                                                       ---------

Net Investment Loss ..................................                  (76,612)
                                                                       ---------

Net Realized And Unrealized Gain (Loss) On Investments:
Net realized gain on investments .....................                  868,305
Net change in unrealized appreciation/depreciation of
  investments ........................................                 (217,923)
                                                                       ---------

Net Realized And Unrealized Gain On Investments ......                  650,382
                                                                       ---------

Net Increase in Net Assets Resulting from Operations .                 $573,770
                                                                       =========


                             See accompanying notes

Statements of Changes in Net Assets



                                                         Delaware Blue Chip Fund
--------------------------------------------------------------------------------
                                                        Six Months       Year
                                                          Ended         Ended
                                                         5/31/00       11/30/99
                                                       (Unaudited)

Increase (Decrease) in Net Assets from Operations:
Net investment loss ..................................   ($76,612)    ($125,878)
Net realized gain (loss) on investments ..............    868,305       (68,264)
Net change in unrealized appreciation/depreciation
  of investments .....................................   (217,923)    3,515,686
                                                      -----------    ----------

Net increase in net assets resulting from operations .    573,770     3,321,544
                                                      -----------    ----------
Distributions to Shareholders from:
Net investment income:
  A Class ............................................         --       (17,788)
  B Class ............................................         --            --
  C Class ............................................         --            --
  Institutional Class ................................         --        (5,697)
                                                      -----------    ----------
                                                               --       (23,485)
                                                      -----------    ----------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ............................................ 10,660,380     8,682,916
  B Class ............................................ 11,169,443    16,976,477
  C Class ............................................  1,278,106     1,663,367
  Institutional Class ................................    456,715       693,527

Net asset value of shares issued upon reinvestment of
  distributions from net investment income and net
  realized gain on investments:
  A Class ............................................         --        16,844
  B Class ............................................         --            --
  C Class ............................................         --            --
  Institutional Class ................................         --         5,697
                                                      -----------    ----------
                                                       23,564,644    28,038,828
                                                      -----------    ----------
Cost of shares repurchased:
  A Class ............................................ (3,261,330)   (3,435,862)
  B Class ............................................ (3,833,074)   (2,685,785)
  C Class ............................................   (754,316)     (541,156)
  Institutional Class ................................   (129,342)   (1,339,002)
                                                      -----------    ----------
                                                       (7,978,062)   (8,001,805)
                                                      -----------    ----------
Increase in net assets derived from capital share
transactions ......................................... 15,586,582    20,037,023
                                                      -----------    ----------
Net Increase In Net Assets ........................... 16,160,352    23,335,082

Net Assets:
Beginning of period .................................. 38,449,352    15,114,270
                                                      -----------    ----------
End of period ........................................$54,609,704   $38,449,352
                                                      ===========   ===========
                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Blue Chip Fund A Class
---------------------------------------------------------------------------------------------------------
                                                            Six Months                         2/24/97(2)
                                                              Ended            Year Ended           to
                                                            5/31/00(1)  11/30/99    11/30/98     11/30/97
                                                            (Unaudited)

Net asset value, beginning of period .....................   $12.730     $10.970       $9.850      $8.500

Income (loss) from investment operations:
  Net investment income (loss) (3) .......................     0.006      (0.015)       0.048       0.041
  Net realized and unrealized gain on investments ........     0.224       1.800        1.122       1.309
                                                             --------------------------------------------
  Total from investment operations .......................     0.230       1.785        1.170       1.350
                                                             --------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...................        --      (0.025)      (0.040)         --
  Distributions from net realized gain on investments ....        --          --       (0.010)         --
                                                             --------------------------------------------
  Total dividends and distributions ......................        --      (0.025)      (0.050)         --
                                                             --------------------------------------------

Net asset value, end of period ...........................   $12.960     $12.730      $10.970      $9.850
                                                             ============================================


Total return (4) .........................................     1.81%      16.30%       11.94%      15.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................   $21,913     $14,257       $7,480      $2,272
  Ratio of expenses to average net assets ................     1.54%       1.54%        1.50%       1.50%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......     1.66%       2.00%        2.03%       2.95%
  Ratio of net investment income (loss) to average
    net assets ...........................................     0.10%      (0.12%)       0.45%       0.69%
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and expenses
    paid indirectly ......................................    (0.02%)     (0.58%)      (0.08%)     (0.76%)
  Portfolio turnover .....................................       43%         11%          27%         25%


--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                            Delaware Blue Chip Fund B Class
---------------------------------------------------------------------------------------------------------
                                                           Six Months                           2/24/97(2)
                                                              Ended           Year Ended            to
                                                            5/31/00(1)   11/30/99    11/30/98    11/30/97
                                                           (Unaudited)

Net asset value, beginning of period .....................   $12.580     $10.880       $9.800      $8.500

Income (loss) from investment operations:
  Net investment income (loss) (3) .......................    (0.039)     (0.099)      (0.025)     (0.009)
  Net realized and unrealized gain on investments ........     0.219       1.799        1.115       1.309
                                                             --------------------------------------------
  Total from investment operations .......................     0.180       1.700        1.090       1.300
                                                             --------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...................        --          --           --          --
  Distributions from net realized gain on investments ....        --          --       (0.010)         --
                                                             --------------------------------------------
  Total dividends and distributions ......................        --      (0.025)      (0.050)         --
                                                             --------------------------------------------

Net asset value, end of period ...........................   $12.760     $12.580      $10.880      $9.800
                                                             ============================================


Total return (4) .........................................     1.43%      15.63%       11.14%      15.29%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................   $28,734     $21,115       $5,375      $1,444
  Ratio of expenses to average net assets ................     2.24%       2.24%        2.20%       2.20%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......     2.36%       2.70%        2.73%       3.65%
  Ratio of net investment income (loss) to average
    net assets ...........................................    (0.60%)     (0.82%)      (0.25%)     (0.01%)
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and expenses
    paid indirectly ......................................    (0.72%)     (1.28%)      (0.78%)     (1.46%)
  Portfolio turnover .....................................       43%         11%          27%         25%


----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                            Delaware Blue Chip Fund C Class
---------------------------------------------------------------------------------------------------------
                                                            Six Months                         2/24/97(2)
                                                                Ended          Year Ended          to
                                                             5/31/00(1)   11/30/99   11/30/98   11/30/97
                                                            (Unaudited)

Net asset value, beginning of period .....................   $12.580     $10.880       $9.800      $8.500

Income (loss) from investment operations:
  Net investment income (loss) (3) .......................    (0.039)     (0.098)      (0.025)     (0.011)
  Net realized and unrealized gain on investments ........     0.219       1.798        1.115       1.311
                                                             --------------------------------------------
  Total from investment operations .......................     0.180       1.700        1.090       1.300
                                                             --------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...................        --          --           --          --
  Distributions from net realized gain on investments ....        --          --       (0.010)         --
                                                             --------------------------------------------
  Total dividends and distributions ......................        --          --       (0.010)         --
                                                             --------------------------------------------

Net asset value, end of period ...........................   $12.760     $12.580      $10.880      $9.800
                                                             ============================================

Total return (4) .........................................     1.43%      15.63%       11.14%      15.29%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................    $3,133      $2,578       $1,217        $239
  Ratio of expenses to average net assets ................     2.24%       2.24%        2.20%       2.20%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......     2.36%       2.70%        2.73%       3.65%
  Ratio of net investment income (loss) to average
    net assets ...........................................    (0.60%)     (0.82%)      (0.25%)     (0.01%)
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and expenses
    paid indirectly ......................................    (0.72%)     (1.28%)      (0.78%)     (1.46%)
  Portfolio turnover .....................................       43%         11%          27%         25%


--------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Statements of Changes in Net Assets


Selected data for each share of the Fund outstanding
throughout each period were as follows:                     Delaware Blue Chip Fund Institutional Class
---------------------------------------------------------------------------------------------------------
                                                            Six Months                         2/24/97(2)
                                                              Ended            Year Ended          to
                                                            5/31/00(1)   11/30/99    11/30/98   11/30/97
                                                           (Unaudited)

Net asset value, beginning of period .....................   $12.770     $10.990       $9.870      $8.500

Income (loss) from investment operations:
  Net investment income (loss) 3 .........................     0.027       0.022        0.079       0.062
  Net realized and unrealized gain on investments ........     0.213       1.818        1.116       1.308
                                                             --------------------------------------------
  Total from investment operations .......................     0.240       1.840        1.195       1.370
                                                             --------------------------------------------


Less dividends and distributions:
  Dividends from net investment income ...................        --      (0.060)      (0.065)         --
  Distributions from net realized gain on investments ....        --          --       (0.010)         --
                                                             --------------------------------------------
  Total dividends and distributions ......................        --      (0.060)      (0.075)         --
                                                             --------------------------------------------

Net asset value, end of period ...........................   $13.010     $12.770      $10.990      $9.870
                                                             ============================================


Total return .............................................      1.88%      16.70%       12.31%      16.12%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................      $830        $499       $1,042      $1,834
  Ratio of expenses to average net assets ................     1.24%       1.24%        1.20%       1.20%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......     1.36%       1.70%        1.73%       2.65%
  Ratio of net investment income (loss) to average
    net assets ...........................................     0.40%       0.18%        0.75%       0.99%
Ratio of net investment income (loss) to average
    net assets prior to expense limitation and expenses
    paid indirectly ......................................     0.28%      (0.28%)       0.22%      (0.46%)
Portfolio turnover .......................................       43%         11%          27%         25%


----------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.

                             See accompanying notes

Notes to Financial Statements

May 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds II (the "Company") is organized as a Delaware business trust and offers five funds: Delaware Decatur Equity Income Fund, Delaware Growth and Income Fund, Delaware Blue Chip Fund, Delaware Social Awareness Fund and Delaware Diversified Value Fund. These financial statements and related notes pertain to Delaware Blue Chip Fund (the "Fund"). Delaware Blue Chip Fund is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The Delaware Blue Chip Fund A Class carries a front-end sales charge of 5.75%. The Delaware Blue Chip Fund B Class carries a back-end sales charge. The Delaware Blue Chip Fund C Class carries a level load deferred sales charge and the Delaware Blue Chip Fund Institutional Class has no sales charge.

The investment objective of the Fund is to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in stocks of large companies that management expects to grow significantly faster than the average stock in the S&P 500 Index.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

--------------------------------------------------------------------------------
Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $554 for the six months ended May 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $401 for the six months ended May 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on the average daily net assets in excess $2,500 million. At May 31, 2000, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $27,672.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (continued)
DMC has entered into a sub-advisory agreement with Vantage Investment Advisors, Inc., an affiliate of DMC, with respect to the management of the Fund. For the services provided to DMC, DMC pays the sub-adviser an annual fee which is calculated at the rate of 0.15% of average daily net assets averaging one year old or less, 0.20% of average daily net assets averaging two years or less but greater than one year old and 0.35% of average daily net assets averaging over two years old. The Fund does not pay any fees to the sub-adviser.

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses exceed 1.25% of average daily net assets of the Fund through January 31, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At May 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $14,004.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. The Institutional Class pays no distribution expenses. At May 31, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $563.

For the six months ended May 31, 2000, DDLP earned $12,127 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six months ended May 31, 2000, the Fund made purchases of $9,961,843 and sales of $26,052,860 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2000, the aggregate cost of securities for federal income tax purposes was $49,370,461. At May 31, 2000, net unrealized appreciation for federal income tax purposes aggregated $5,099,571 of which $8,220,801 related to unrealized appreciation of securities and $3,121,230 related to unrealized depreciation of securities.

--------------------------------------------------------------------------------
For federal income tax purposes, the Fund has capital loss carryforwards of $233,209 and $68,264 expiring in 2006 and 2007, respectively, which may be carried forward and applied against future gains.

4. Capital Shares
Transactions in capital shares were as follows:
                                                        Six Months
                                                           Ended   Year Ended
                                                          5/31/00   11/30/99
Shares sold:
  A Class ...........................................     823,168     717,877
  B Class ...........................................     874,404   1,407,012
  C Class ...........................................     100,077     137,849
  Institutional Class ...............................      34,708      56,172

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gain on investments:
  A Class ...........................................          --       1,483
  B Class ...........................................          --          --
  C Class ...........................................          --          --
  Institutional Class ...............................          --         501
                                                        ---------   ---------
                                                        1,832,355   2,320,894
                                                        ---------   ---------

Shares repurchased:
  A Class ...........................................    (251,848)   (281,851)
  B Class ...........................................    (300,514)   (222,327)
  C Class ...........................................     (59,408)    (44,784)
  Institutional Class ...............................     (10,014)   (112,310)
                                                        ---------   ---------
                                                         (621,784)   (661,272)
                                                        ---------   ---------
Net increase ........................................   1,210,571   1,659,622
                                                        =========   =========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. No amount was outstanding at May 31, 2000, or at any time during the fiscal year.

DELAWARE INVESTMENTS FAMILY OF FUNDS
-------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                International and Global        Tax-Exempt Income
  o Technology and Innovation      o Emerging Markets Fund         o National High-Yield
      Fund                         o New Pacific Fund                  Municipal Bond Fund
  o Select Growth Fund             o Overseas Equity Fund          o Tax-Free USA Fund
  o Trend Fund                     o International Equity Fund     o Tax-Free Insured Fund
  o Growth Opportunities Fund*     o Global Equity Fund            o Tax-Free USA
  o Small Cap Value Fund           o Global Bond Fund                  Intermediate Fund
  o U.S. Growth Fund                                               o State Tax-Free Funds**
  o Tax-Efficient Equity Fund    Current Income
  o Social Awareness Fund          o Delchester Fund             Stability of Principal
                                   o High-Yield                    o Cash Reserve
Total Return                           Opportunities Fund          o Tax-Free Money Fund
  o Blue Chip Fund                 o Strategic Income Fund
  o Devon Fund                     o Corporate Bond Fund         Asset Allocation
  o Growth and Income Fund         o Extended Duration             o Foundation Funds
  o Decatur Equity                     Bond Fund                       Growth Portfolio
      Income Fund                  o American Government               Balanced Portfolio
  o  REIT Fund                         Bond Fund                       Income Portfolio
  o  Balanced Fund                 o U.S. Government
                                       Securities Fund
                                   o Limited-Term
                                       Government Fund

 *Formerly known as DelCap Fund.

**Available for the following states: Arizona, California, Colorado, Florida,
  Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)                                         For Shareholders
INVESTMENTS                                          1.800.523.1918
---------------------
Philadelphia o London                                For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com

This semi-annual report is for the information of Delaware Blue Chip Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Blue Chip Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                           Charles E. Peck                         Investment Manager
                                            Retired                                 Delaware Management Company
Wayne A. Stork                              Fredericksburg, VA                      Philadelphia, PA
Chairman
Delaware Investments Family of Funds        Janet L. Yeomans                        International Affiliate
Philadelphia, PA                            Vice President and Treasurer            Delaware International Advisers Ltd.
                                            3M Corporation                          London, England
Walter P. Babich                            St. Paul, MN
Board Chairman                                                                      National Distributor
Citadel Constructors, Inc.                  AFFILIATED OFFICERS                     Delaware Distributors, L.P.
King of Prussia, PA                                                                 Philadelphia, PA
                                            Charles E. Haldeman, Jr.
David K. Downes                             President and Chief Executive Officer   Shareholder Servicing, Dividend
President and Chief Executive Officer       Delaware Management Holdings, Inc.      Disbursing and Transfer Agent
Delaware Investments Family of Funds        Philadelphia, PA                        Delaware Service Company, Inc.
Philadelphia, PA                                                                    Philadelphia, PA
                                            Richard J. Flannery
John H. Durham                              Executive Vice President                1818 Market Street
Private Investor                            and General Counsel                     Philadelphia, PA 19103-3682
Horsham, PA                                 Delaware Investments Family of Funds
                                            Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates      Bruce D. Barton
New York, NY                                President and Chief Executive Officer
                                            Delaware Distributors, L.P.
Ann R. Leven                                Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

(3367)                                                        Printed in the USA
SA-143 [5/00] BP 7/00                                                    (J6046)